INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY AND DENVER, CO

NUMBER

SS 9443



COMMON STOCK

PAR VALUE $0.10 PER SHARE

CUSIP 78503N 10 7

CUSIP 845224 10 4

SEE REVERSE FOR CERTAIN RESTRICTIONS

SHARES

SOUTHWEST SECURITIES GROUP, INC.

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Southwest Securities Group, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and the By-laws of the Corporation, and all amendments thereto, to all of which the holder, by acceptance hereof, consents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

NAME CHANGED TO SWS GROUP, INC.

CERTIFICATE OF STOCK

Dated

PRESIDENT

SECRETARY

COUNTERSIGNED AND REGISTERED:
Computershare Trust Company, N.A.
P.O. Box 1596
Denver, Colorado 80201

By ____________________
Transfer Agent & Registrar Authorized Signature

SOUTHWEST SECURITIES GROUP, INC. CORPORATE SEAL 1991 DELAWARE

SOUTHWEST SECURITIES GROUP, INC.

Article IX of the By-Laws of the Corporation permits the Corporation to repurchase, redeem, or convert to a fixed income security this stock if the holder fails or ceases to be approved as required by the New York Stock Exchange. A copy of the By-Laws may be obtained, without charge, upon written request to the Corporation. Any pledge or transfer of this certificate or the stock represented hereby (or any interest therein) not in compliance with the By-Laws shall be void.

The Corporation will furnish, without charge, to each stockholder who so requests a statement of the powers, designations, preferences and relative, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — __________ (Cust) Custodian __________ (Minor) under Uniform Gifts to Minors Act __________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

______________________________ Shares

of the Common Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________________

X ______________________________
(SIGNATURE)

NOTICE: THE **SIGNATURE(S)** TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

X ______________________________
(SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: